Rule 497(e)

File Nos. 002-96000 and 811-04235

PINNACLE SERIES ACCOUNT

Single premium variable life insurance policies

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated March 21, 2017

to the Prospectus dated November 26, 1997

This Supplement amends certain information contained in the Prospectus dated November 26, 1997.

Great-West Stock Index Fund Merger:

The Board of Directors of Great-West Funds, Inc. has approved the merger of the Great-West Stock Index Fund (the “Acquired Fund”) into the Great-West S&P 500 Index Fund (the “Acquiring Fund”) on or about June 16, 2017 (the “Merger Date”). Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the start of business May 1, 2017, the Acquired Fund will close to new investors and new contributions. Effective as of the start of business June 16, 2017, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Effective May 1, 2017, existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Acquired Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund should contact Great-West immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2017, any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

Portfolio Additions:

As a result of the merger of the Great-West Stock Index Fund, effective May 1, 2017, the following Portfolio will become available to new investors and new Contributions:

Great-West S&P 500® Index Fund – Investor Class

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and

Statement of Additional Information dated November 26, 1997.

Please read this Supplement carefully and retain it for future reference.